UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34747	20-3898239
(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 12, 2015 (the “Closing Date), pursuant to the Agreement and Plan of Merger and Reorganization, dated December 1, 2014 (the “Merger Agreement”), by and among Spansion Inc., a Delaware corporation (“Spansion”), Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), and Mustang Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Cypress (“Merger Sub”), Merger Sub merged with and into Spansion (the “Merger”), with Spansion surviving the Merger as a wholly-owned subsidiary of Cypress. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock of Spansion, par value $0.001 per share (the “Spansion Common Stock”), was converted into the right to receive 2.457 shares of the common stock, par value $0.01 per share, of Cypress (the “Cypress Common Stock”), with cash paid in lieu of fractional shares. Spansion stock options and other equity awards generally converted at the Effective Time into stock options and equity awards with respect to Cypress Common Stock, after giving effect to the 2.457 exchange ratio.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Spansion’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 1, 2014, and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

As a consequence of the Merger, Spansion requested that the New York Stock Exchange (“NYSE”) file a Form 25 with the Commission on March 12, 2015, or as soon thereafter as practicable, to request the removal of the Spansion Common Stock from listing and registration on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Spansion intends to file with the Commission a Form 15 under the Exchange Act requesting the termination of the registration of the Spansion Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification of the Rights of Security Holders

The information provided in the Introductory Note and in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The information contained in the Introductory Note is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, at and upon the Effective Time, all of the directors of Spansion immediately prior to the Effective Time ceased to be directors of Spansion and were replaced by T.J. Rodgers and Thad Trent, the directors of Merger Sub immediately prior to the Effective Time.

In connection with the Merger, at and upon the Effective Time, John Kispert, Spansion’s President and Chief Executive Officer, and Randy Furr, Spansion’s Corporate Executive Vice President and Chief Financial Officer (and principal financial officer and principal accounting officer), ceased to be officers of Spansion, and the officers of Merger Sub immediately prior to the Effective Time became the officers of Spansion. As such, at and upon the Effective Time, T.J. Rodgers became the President (principal executive officer) and Treasurer (principal financial officer and principal accounting officer) of Spansion and Thad Trent became the Secretary of Spansion.

Information regarding the background of Mr. Rodgers and Mr. Trent is provided in Cypress’ Annual Report on Form 10-K filed on February 17, 2015, which description is incorporated herein by reference.

Pursuant to Section 5.2(g) of the Merger Agreement, Spansion may pay retention and transaction bonuses in connection with the Merger to employees of Spansion in an amount not to exceed $3 million in the aggregate. In accordance with this provision of the Merger Agreement, on March 9, 2015, the Compensation Committee of Spansion’s Board of Directors approved transaction bonuses to senior level employees, including John Kispert, the President and Chief Executive Officer, and Randy Furr, the Corporate Executive Vice President and Chief Financial Officer. The transaction bonuses were paid to Messrs. Kispert and Furr upon the closing of the Merger in the amounts of $ 281,250 and $88,000, respectively. These bonus amounts are in addition to payments otherwise due to Messrs. Kispert and Furr upon completion of the Merger under their Change of Control Severance Agreements as described in Spansion’s definitive proxy statement, which was filed with the Commission on February 10, 2015.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Incorporation

At the Effective Time, the Certificate of Incorporation of Spansion was amended and restated in the form of the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Bylaws

At the Effective Time, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time and as filed as Exhibit 3.2 hereto, which is incorporated by reference herein, became the Bylaws of Spansion.

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 12, 2015, Spansion held a special meeting of stockholders (the “Special Meeting”) to adopt the Merger Agreement and approve the transactions contemplated thereby. The proposals submitted to Spansion stockholders at the Special Meeting were: (1) adoption of the Merger Agreement and approval of the transactions contemplated thereby (the “Merger Proposal”), (2) approval, on an advisory (non-binding) basis of the compensation that may be paid or become payable to the named executive officers of Spansion that is based on or otherwise relates to Merger Agreement and Merger (the “Advisory Compensation Proposal”) and (3) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the Merger Proposal (“Adjournment Proposal”) .

The Merger Proposal, Advisory Compensation Proposal and Adjournment Proposal are described in detail in Spansion’s definitive proxy statement, which was filed with the Commission on February 10, 2015.

The stockholders voted to approve the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal. The voting results for each of the Merger Proposal, Advisory Compensation Proposal and Adjournment Proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes are set forth below.

Merger Proposal

For	Against	Abstain	Non-Votes
53,484,129	31,680	1,220,886	—

Advisory Compensation Proposal

For	Against	Abstain	Non-Votes
52,830,636	669,919	1,236,140	—

Adjournment Proposal

For	Against	Abstain	Non-Votes
51,132,522	2,385,223	1,218,950	—

Item 8.01	Other Events

On March 12, 2015, Spansion and Cypress issued a joint press release announcing the results of their special meetings of stockholders to approve matters related to the Merger Agreement and completion of the Merger, which release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated December 1, 2014, by and among Spansion Inc., a Delaware corporation, Cypress Semiconductor Corporation, a Delaware corporation, and Mustang Acquisition Corporation, a Delaware corporation, (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Spansion Inc. on December 1, 2014, and incorporated herein by reference).

3.1	Certificate of Incorporation of Spansion Inc.

3.2	Bylaws of Spansion Inc.

99.1	Joint Press release, dated March 12, 2015 of Spansion Inc. and Cypress Semiconductor Corporation (filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Cypress Semiconductor Corporation on March 12, 2015, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2015	SPANSION INC.

	By:	/s/ T.J. Rodgers
	Name:	T.J. Rodgers
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated December 1, 2014, by and among Spansion Inc., a Delaware corporation, Cypress Semiconductor Corporation, a Delaware corporation, and Mustang Acquisition Corporation, a Delaware corporation, (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Spansion Inc. on December 1, 2014, and incorporated herein by reference).

3.1	Certificate of Incorporation of Spansion Inc.

3.2	Bylaws of Spansion Inc.

99.1	Joint Press release, dated March 12, 2015 of Spansion Inc. and Cypress Semiconductor Corporation (filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Cypress Semiconductor Corporation on March 12, 2015, and incorporated herein by reference).